                                    FORM 8-A


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                    EASYLINK INFORMATION TECHNOLOGY CO., LTD.
             (Exact name of registrant as specified in its charter)


        BRITISH VIRGIN ISLANDS                                 N/A
       (State of incorporation                     (IRS Employer Identification
           or organization)                                   Number)


 300 4F-3, NO. 6, LANE 99 PUDLING ROAD
  HSIN CHU, TAIWAN, REPUBLIC OF CHINA
         011 866(3) 575-3399                                    N/A
(Address of principal executive offices)                    (Zip Code)


         If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]


Securities Act registration statement file number to which this Form relates:
333-71828 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                            No Par Value Common Stock
                            -------------------------
                                (Title of Class)


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                            DESCRIPTION OF SECURITIES


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Registrant's Registration Statement on Form F-1 under the Securities Act of 1933, file number 333-71828, filed on October 18, 2001, is incorporated herein by reference, including specifically, "Description of Securities", contained therein.

ITEM 2.  EXHIBITS

     1. 1.1 Specimen Certificate for no par value common stock of the Registrant

     2. Memorandum of Association of Registrant, filed as Exhibit 3.01 to the Registration Statement on Form F-1 under the Securities Act of 1933, file number 333-71828, is incorporated herein by reference.

     3. Articles of Association (By-laws) of Registrant, filed as Exhibit 3.02 to the Registration Statement on Form F-1 under the Securities Act of 1933, file number 333-71828, is incorporated herein by reference.


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       EASYLINK INFORMATION TECHNOLOGY CO., LTD.


                                       By        /s/ Chen, Li-Lung
                                         ---------------------------------------
                                         Chen, Li-Lung, Chief Executive Officer


Date:    October 30, 2001



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                               INDEX TO EXHIBITS


  EXHIBIT
  NUMBER                            DESCRIPTION
  -------                           -----------
     1.  1.1  Specimen Certificate for no par value common stock of the
         Registrant

     2. Memorandum of Association of Registrant, filed as Exhibit 3.01 to the Registration Statement on Form F-1 under the Securities Act of 1933, file number 333-71828, is incorporated herein by reference.

     3. Articles of Association (By-laws) of Registrant, filed as Exhibit 3.02 to the Registration Statement on Form F-1 under the Securities Act of 1933, file number 333-71828, is incorporated herein by reference.